                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): December 19, 2001
                                                           -----------------


                                 MATRITECH, INC.
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
     ----------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

              1-12128                               4-2985132
      ------------------------          ---------------------------------
      (Commission File Number)          (IRS Employer Identification No.)



               330 NEVADA STREET, NEWTON, MASSACHUSETTS 02160 USA
    -------------------------------------------------------------------------
           (Address of principal executive offices)        (Zip Code)


               Registrant's telephone number, including area code:

                                 (617) 928-0820
                                 --------------


                               Page 1 of 27 Pages
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ITEM 5.  OTHER EVENTS.

         In December 2001, Matritech, Inc. (the "Company") sold an aggregate of 1,063,523 shares (the "Shares") of the Company's common stock, $.01 par value per share (the "Common Stock"), pursuant to several purchase agreements by and between the Company and certain investors (the "Purchasers"). The Shares were sold to the Purchasers at prices ranging from a low of $2.15 per share to a high of $2.74 per share. The Shares were sold under the Company's Registration Statement on Form S-3, dated July 28, 2000 (file no. 333-40942 (the "Shelf Registration Statement")), which originally registered 2,450,000 shares of the Company's Common Stock. There are no more shares of the Company's Common Stock available for sale under the Shelf Registration Statement.

         Gross proceeds to Matritech from the sale of the Shares were $2,411,053.02. Net proceeds to Matritech from the sale of the Shares were approximately $2,245,603.02 after deducting total estimated expenses, including fees and commissions, incurred by Matritech in connection with the sale of the Shares of $165,450.00. Pursuant to the Engagement Letter by and between Matritech, Inc. and Granite Financial Group, Inc. ("Granite") dated as of December 6, 2001, Matritech paid Granite a commission of $86,000 in connection with the placement of 500,000 of the Shares at a price per share of $2.15. Pursuant to the Engagement Letter by and between Matritech, Inc. and Granite dated as of December 11, 2001, Matritech paid Granite a commission of $23,000 in connection with the placement of 163,523 of the Shares at a price per share of $2.74. In connection with an introduction made by Mitchell Levine of one of the Purchasers to Matritech, and the sale to such Purchaser of 100,000 of the Shares at a price per share of $2.19, Matritech paid Mr. Levine a fee of $10,950.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

         99.1     Form of Purchase Agreement

         99.2 Engagement Letter by and between Matritech, Inc. and Granite Financial Group, Inc. dated as of December 6, 2001

         99.3 Engagement Letter by and between Matritech, Inc. and Granite Financial Group, Inc. dated as of December 11, 2001


                               Page 2 of 27 Pages
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized, in the City of Newton, Commonwealth of Massachusetts, on this 19th day of December, 2001.

                                           MATRITECH, INC.


                                           By:   /s/ Stephen D. Chubb
                                                 -------------------------------
                                                 Name:   Stephen D. Chubb
                                                 Title:  Chief Executive Officer

                               Page 3 of 27 Pages
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                                  EXHIBIT INDEX

                                                                           PAGE NUMBER IN
                                                                            SEQUENTIALLY
EXHIBIT NUMBER                        DESCRIPTION                           NUMBERED COPY
--------------                        -----------                          --------------
     99.1          Form of Purchase Agreement                                     5

     99.2          Engagement Letter by and between Matritech, Inc.              18
                   and Granite Financial Group, Inc. dated as of
                   December 6, 2001

     99.3          Engagement Letter by and between Matritech, Inc.              23
                   and Granite Financial Group, Inc. dated as of
                   December 11, 2001


                               Page 4 of 27 Pages